UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020 (January 13, 2020)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37419	95-2636730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 13, 2020, PDC Energy, Inc. (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”) at the Denver Financial Center at 1775 Sherman Street, Denver, CO 80203. At the special meeting, the Company’s stockholders voted on and approved proposals (the “Proposals”) (i) to adopt and approve the Agreement and Plan of Merger (the “Merger Agreement”), dated August 25, 2019, by and among the Company and SRC Energy Inc. (“SRC”) and the merger of the Company and SRC pursuant to the Merger Agreement (the “Merger”) and (ii) to adopt and approve the issuance of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), in connection with the Merger.

There were 61,616,700 shares of Common Stock outstanding and entitled to vote on the record date for the Special Meeting. A total of 52,531,516 shares of Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting. The Company’s stockholders were asked to consider and act upon each of the Proposals. On January 13, 2020, the independent inspector of elections for the Special Meeting, American Election Services, LLC (“AES”), delivered its final certified voting results for each of the Proposals that were submitted to a vote at the Special Meeting. The final results of the stockholder vote on each Proposal, as certified by AES, were as follows:

PROPOSAL #1 — Adopt and approve the Merger Agreement and the Merger. The Company’s stockholders adopted and approved the Merger Agreement and the Merger.

For:	52,400,255
Against:	22,152
Abstain:	109,109
Broker Non-Votes:	0

PROPOSAL #2 — Adopt and approve the issuance of shares of Common Stock in connection with the Merger. The Company’s stockholders adopted and approved the issuance of shares of Common Stock in connection with the Merger.

For:	52,308,623
Against:	109,588
Abstain:	113,305
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2020	PDC ENERGY, INC.

	By:	/s/ Nicole Martinet
	Name:	Nicole Martinet
	Title:	General Counsel, Senior Vice President and Corporate Secretary